        Exhibit 21.0

Invesco Ltd. Company Subsidiary Report
(as of January 24, 2024)

Name	Country
Accretive Asset Management, LLC	USA
Atlantic Wealth Holdings Limited	United Kingdom
Atlantic Wealth Management Limited	United Kingdom
Beijing HIW XinHe Investment Co., Ltd.	China
C M Investment Nominees Limited	United Kingdom
Coff Associates (Cayman) Limited	Cayman Islands
Elliot Associates Limited	United Kingdom
Greenspruce GP Limited	United Kingdom
Harbourview Asset Management Corp	USA
HIW Private Equity Investment Management Limited	Hong Kong
Huaneng Invesco Private Equity Management Company Ltd	China
HVH Immobilien und Beteiligungs GmbH	Germany
India Asset Recovery Management Limited	India
Intelliflo Advisors Inc.	USA
Intelliflio Australia Pty Ltd	Australia
Intelliflio Limited	United Kingdom
Intelliflo Software India Private Limited	India
Invesco Administration Services Limited	United Kingdom
Invesco Advisors, Inc.	USA
Invesco Alternative Solutions GP LLC	USA
Invesco Asia Pacific Private Equity Investment and Fund Management (Shenzhen) Limited	China
Invesco Asset Management Asia Limited	Hong Kong
Invesco Asset Management (Bermuda) Limited	Bermuda
Invesco Asset Management Australia (Holdings) Limited	Australia
Invesco Asset Management Deutschland GmbH	Germany
Invesco Asset Management (India) Private Limited	India
Invesco Asset Management Ireland Holdings, Ltd.	Ireland
Invesco Asset Management (Japan) Limited	Japan
Invesco Asset Management Limited	United Kingdom
Invesco Asset Management Pacific Limited	Hong Kong
Invesco Asset Management (Schweiz) AG	Switzerland
Invesco Asset Management Singapore Ltd.	Singapore
Invesco Australia Limited	Australia
Invesco (B.V.I.) Nominees Limited	BVI
Invesco Canada Ltd.	Canada
Invesco Capital Management LLC	USA

        Exhibit 21.0

Invesco Capital Markets, Inc.	USA
Invesco (Cayman Islands) Ltd.	Cayman Islands
Invesco Continental Europe Holdings SA	Luxembourg
Invesco Direct Lending II GP S.à.r.l.	Luxembourg
Invesco Distributors, Inc.	USA
Invesco Investment Management Limited	Ireland
Invesco Far East Limited	United Kingdom
Invesco Finance, Inc.	USA
Invesco Finance PLC	United Kingdom
Invesco Financial Services Ltd.	Canada
Invesco Fund Managers Limited	United Kingdom
Invesco Global Asset Management DAC	Ireland
Invesco Global Direct Real Estate Feeder GP Ltd.	Canada
Invesco Global Direct Real Estate GP Ltd.	Canada
Invesco Global Funds GP, LLC	USA
Invesco Global Investment Funds Limited	United Kingdom
Invesco Global Real Estate Asia Pacific Inc.	USA
Invesco Great Wall Fund Management Company Limited	China
Invesco Great Wall Asset Management (Shenzhen) Go. Ltd.	China
Invesco Group Limited	United Kingdom
Invesco Group Services, Inc.	USA
Invesco GT Asset Management Limited	United Kingdom
Invesco Holding Company Limited	United Kingdom
Invesco Holding Company (US), Inc.	USA
Invesco Hong Kong Limited	Hong Kong
Invesco Inc.	Canada
Invesco Indexing, LLC	USA
Invesco (India) Private Limited	India
Invesco International (Southern Africa) Limited	South Africa
Invesco International Holdings Limited	United Kingdom
Invesco International Limited	Jersey
Invesco Investment Advisers LLC	USA
Invesco Investments (Bermuda) Limited	Bermuda
Invesco Investment Consulting (Beijing) Limited	China
Invesco Investment Management (Shanghai) Limited	China
Invesco Investment Services, Inc.	USA
Invesco IP Holdings (Canada) Ltd.	Canada
Invesco Loan Manager, LLC	USA
Invesco Ltd.	Bermuda
Invesco Managed Accounts, LLC	USA
Invesco Management GmbH	Germany

        Exhibit 21.0

Invesco Management S.A.	Luxembourg
Invesco (Nominees) Limited	United Kingdom
Invesco OFI Global Asset Management LLC	USA
Invesco Overseas Investment Fund Management (Shanghai) Limited	China
Invesco Pacific Group Limited	United Kingdom
Invesco Pensions Limited	United Kingdom
Invesco Polska S.P.z.o.o.o.	Poland
Invesco Private Capital, Inc.	USA
Invesco Private Capital Investments, Inc.	USA
Invesco Private Credit Associates LLC	USA
Invesco Private Credit Lending LLC	USA
Invesco Real Estate Asia HRO GP, LLC	USA
Invesco Real Estate Asia MTC GP, Ltd.	Cayman Islands
Invesco Real Estate Atlas G.P. S.à r.l	Luxembourg
Invesco Real Estate Investment Asia Pacific Limited	Hong Kong
Invesco Real Estate Korea	Korea
Invesco Real Estate Management S.à r.l	Luxembourg
Invesco Real Estate TAM S.à r.l	Luxembourg
Invesco Real Estate UK Residential S.à r.l	Luxembourg
Invesco Real Estate Value Add S.à r.l	Luxembourg
Invesco Realty, Inc.	USA
Invesco Ruihe (Shanghai) Private Equity Investment Management Company Limited	China
Invesco Ruihong (Shanghai) Enterprise Management and Consulting Company Limited	China
Invesco Senior Secured Management, Inc.	USA
Invesco Singapore Pte. Ltd.	Singapore
Invesco Specialized Products, LLC	USA
Invesco Taiwan Limited	Taiwan
Invesco Trust Company	USA
Invesco Trustee Private Limited	India
Invesco UK Holdings Limited	United Kingdom
Invesco UK Limited	United Kingdom
Invesco UK Services Limited	United Kingdom
Invesco WL Ross (Beijing) Management Consulting Co., Ltd.	China
Invesco WLR Limited	Hong Kong
IRE AF II, Ltd.	Cayman Islands
IRE AF III, Ltd.	Cayman Islands
IRE AFIV GP, L.P.	Cayman Islands
IRE AFIV GP, Ltd.	Cayman Islands
IRE AFV GP, Ltd.	Cayman Islands

        Exhibit 21.0

IRE AFV GP, L.P.	Cayman Islands
IRE (Cayman) Limited	Cayman Islands
IRE Financing GP S.à r.l	Luxembourg
IVZ Finance DAC	Ireland
IVZ Immobilien Verwaltungs GmbH	Germany
James Bryant Limited	United Kingdom
OFI International Ltd.	United Kingdom
Oppenheimer Acquisition Corp.	USA
OppenheimerFunds, Inc.	USA
Perptetual Limited	United Kingdom
Pine Spring Investment SPC	Cayman Islands
Pocztylion – Arka PTE S.A.	Poland
RedBlack Software LLC dba intelliflo	USA
Ross Expansion Associates LP	USA
Sermon Lane Nominees Limited	United Kingdom
Settlement Agent, LLC	USA
SNW Asset Management Corp.	USA
Source Holdings Limited	Cayman Islands
SteelPath Funds Remediation LLC	USA
The Investment Advisor Alliance LLC	USA
Theodomir S.à r.l	Luxembourg
Trinity Investment Management Corp.	USA
VV Immobilien Verwaltungs – und Beteiligungs GmbH	Germany
WLR China Energy Associates Ltd.	Cayman Islands
W L Ross & Co. (India) LLC	USA
W L Ross (India) Private Limited	India
W L Ross & Co., LLC	USA
W L Ross GW Holdings (Cayman) Ltd.	Cayman Islands
Wessex Winchester GP Limited	United Kingdom
X Holdings I Investment, LLC	USA